Exhibit 10.3
                                                                    ------------

NEITHER THIS DEBENTURE NOR THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS DEBENTURE HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW, AND SUCH SECURITIES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR STATE LAW OR AN OPINION OF COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.


NA-1                                       New York, New York
$250,000                                   December 21, 1998

                         CHEQUEMATE INTERNATIONAL, INC.

            8% REDEEMABLE CONVERTIBLE DEBENTURE DUE DECEMBER 21, 2001

         FOR VALUE RECEIVED, Chequemate International, Inc., a Utah corporation (the "Company"), hereby promises to pay to the order of Augustine Fund, L.P. an Illinois limited partnership (the "holder"), the principal amount of two hundred fifty thousand dollars ($250,000) on December 21, 2001. Interest on this Debenture shall be payable quarterly, on the 15th day of each October, January, April and July of each year to the holder of record of this Debenture on the last day of September, December, March and June, respectively, with the first interest payment being due on January 15, 1999. Interest shall be payable at the rate of eight percent (8%) per annum (computed on the basis of a 360-day year, using the number of days actually elapsed). Interest shall be payable, to the extent permitted by law, at the rate equal to the lesser of (i) eighteen percent (18%) per annum or (ii) the maximum rate permitted by law, on the entire unpaid principal amount of this Debenture from and after the time that such principal amount shall have become due and payable (whether at maturity or by acceleration). In no event shall the rate of interest exceed the maximum interest rate which may legally be charged, and any payments which would result in an interest payment being in excess of such legal rate shall be treated for all purposes as payments of principal. This Debenture is one of the Company's 8% Redeemable Convertible Debentures due December 21, 2001 (collectively, the "Debentures"), which were issued in the aggregate maximum principal amount of
seven  hundred  fifty  thousand  dollars   ($750,000)  (the  "Maximum  Principal
Amount").

                                   ARTICLE 1.
                            Covenants of the Company

         Until the principal of and interest on the Debentures shall have been paid in full:

         a. Continued Organization; Good Standing. Each of the Company and each of its present or future subsidiaries (each, a "Subsidiary") will continue its corporate existences and good standing in the state or province of its organization and in each other state or province in which it owns or leases real property.

         b.                Filings  under the  Securities  Exchange Act of 1934.
                  The Common Stock has been registered pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Company shall file all reports required by Section 12 of the Exchange Act not later than the date that such reports are due.

         c.                Comply with Obligations under Subscription Agreement.
                  The Company shall comply in all material respects with its obligations pursuant to the subscription agreements (collectively, the "Subscription Agreements") pursuant to which the Debentures were issued.

                                   ARTICLE 2.
                       Events of Default and Acceleration

         a. Events of Default Defined. The entire unpaid principal amount of this Debenture, together with interest thereon shall, at the option of the holder this Debenture, exercised by written notice to the Company, forthwith become and be due and payable if any one or more the following events ("Events of Default") shall have occurred (for any reason whatsoever and whether such happening shall be voluntary or involuntary or be affected or come about by operation of law pursuant to or in compliance with any judgment, decree, or order of any court or any order, rule or regulation of any administrative or governmental body) and be continuing. An Event of Default shall occur:

               i.          if  failure  shall  be  made  in the  payment  of the
                  principal of this Debenture when and as the same shall become due; or

              ii.          if  failure  shall  be  made  in the  payment  of any
                  installment of interest on this Debenture when and as the same shall become due and payable whether at maturity or otherwise and such failure shall continue for five (5) days after the date such payment is due; or

             iii.          if the  Company  shall  violate  or breach any of the
                  covenants set forth in this Debenture and such violation or breach shall continue for fifteen (15) days thereafter; or

              iv.          If the  Company  shall  violate  or breach any of the
                  representations, warranties, covenants or agreements contained in any of the Subscription Agreements, and such violation or breach shall continue for thirty (30) days thereafter.

              v.           if the Company or any Subsidiary shall consent to the
                  appointment of a receiver, trustee or liquidator of itself or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they become due, or shall make a general assignment for the benefit of creditors, or shall file a voluntary petition in bankruptcy, or an answer seeking reorganization in a proceeding under any bankruptcy law (as now or hereafter in effect) or an answer admitting the material allegations of a petition filed against the Company or any Subsidiary, in any such proceeding, or shall by voluntary petition, answer or consent, seek relief under the provisions of any other now existing or future bankruptcy or other similar law providing for the reorganization or winding up of corporations, or an arrangement, composition, extension or adjustment with its or their creditors, or shall, in a petition in bankruptcy filed against it or them be adjudicated a bankrupt, or the Company or any Subsidiary or their directors or a majority of its stockholders shall vote to dissolve or liquidate the Company or any Subsidiary other than a liquidation involving a transfer of assets from a Subsidiary to the Company or another Subsidiary; or

              vi.          if an involuntary petition shall be filed against the
                  Company or any Subsidiary seeking relief against the Company or any Subsidiary under any now existing or future bankruptcy, insolvency or other similar law providing for the reorganization or winding up of corporations, or an arrangement, composition, extension or adjustment with its or their creditors, and such petition shall not be vacated or set aside within sixty (60) days from the filing thereof; or

             vii.          if a court of competent  jurisdiction  shall enter an
                  order, judgment or decree appointing, without consent of the Company or any Subsidiary, a receiver, trustee or liquidator of the Company or any Subsidiary, or of all or any substantial part of the property of the Company or any Subsidiary, or approving a petition filed against the Company or any Subsidiary seeking a reorganization or arrangement of the Company or any Subsidiary under the Federal bankruptcy laws or any other applicable law or statute of the United States of America or any State thereof, or any substantial part of the property of the Company or any Subsidiary shall be sequestered; and such order, judgment or decree shall not be vacated or set aside within sixty (60) days from the date of the entry thereof; or

             viii.        if, under the  provisions of any law for the relief or
                   aid of debtors, any court of competent jurisdiction shall assume custody or control of the Company or any Subsidiary or of all or any substantial part of the property of the Company or any Subsidiary and such custody or control shall not be terminated within sixty (60) days from the date of assumption of such custody or control.

         b. Rights of Debenture Holder. Nothing in this Debenture shall be construed to modify, amend or limit in any way the right of the holder of this Debenture to bring an action against the Company.


                                   ARTICLE 3.
                                   Conversion

         a.                Right of Conversion.
                          ---------------------

                  i.      At any time on or after the Initial  Conversion  Date,
                   as hereinafter defined, and subject to the rights of the Company to redeem Debentures or restrict conversion pursuant to Paragraph 3(f) of this Debenture, the holder of this Debenture shall have the right, in whole at any time and in part from time to time, prior to payment of the principal of this Debenture, to convert all or any part of the principal amount of this Debenture outstanding from time to time and accrued interest into such number of shares of Common Stock at the conversion price hereinafter defined (the "Conversion Price"); provided, that the right to conversion shall terminate at 5:00 P.M. New York City time on the business day prior to the maturity date of this Debenture.

                  ii. The "Initial Conversion Date" shall mean the first to occur of:

                           (1)              Forty-five   (45)  days   after  the
                                    Closing Date (the "Registration Date"), or
                           (2)              The    effective    date    of   the
                                    Registration   Statement,   as   hereinafter
                                    defined.

         b. Exercise of Conversion Right. In order to exercise the conversion right, the holder of this Debenture shall surrender this Debenture at the office of the Company together with written instructions specifying the portion of the principal amount of and accrued interest on this Debenture which the holder elects to convert and the registration and delivery of certificates for shares of Common Stock issuable upon such conversion. The shares of Common Stock issuable upon conversion of this Debenture are referred to as the "Conversion Shares." The number of Conversion Shares shall be determined by dividing the amount of principal and interest being converted by the Conversion Price in effect on the date of such conversion, which shall be the date this Debenture is delivered to the Company for conversion. The holder shall thereupon be deemed the holder of the shares of Common Stock so issued and the principal amount of and interest on the Debenture, to the extent so converted, shall be deemed to have been paid in full. If this Debenture shall have been converted in part, the holder of this Debenture shall be entitled to a new Debenture representing the unpaid principal balance of such Debenture remaining after deducting the principal amount of the Debenture converted. Any interest not converted into Common Stock pursuant to this Paragraph 3 shall be paid to the holder in cash at the time of conversion.

         c.                Conversion Price.
                           -----------------
                  i.                The Conversion  Price shall be the lesser of
                           the Maximum Conversion Price, as hereinafter defined, or the Current Conversion Price, as hereinafter defined, which shall be subject to adjustment as hereinafter provided.

                  ii.               The  Maximum  Conversion  Price  shall  mean
                           three and 64/100 dollars ($3.64).

                  iii.              The  Current  Conversion  Price  shall  mean
                           eighty percent (80%) of the average closing bid price of the Common Stock for the five (5) trading days
                           prior  to  the  date  on  which  this   Debenture  is
                           presented for conversion on the principal stock exchange or market on which the Common Stock is traded. If there is more than one reported closing bid price on any day, the lowest closing bid price shall be used for the closing bid price on such day. If this Debenture is being converted in part only, then the Current Conversion Price shall relate to the Debenture to the extent that principal and interest is converted, and the Current Conversion Price for any subsequent conversion shall be determined in accordance with this Paragraph 3(c)(iii) at the time of such subsequent conversion.

                  iv.               The  Maximum   Conversion   Price  shall  be
                           subject to adjustment as follows:

                           (1)              If the Company shall,  subsequent to
                                    December  21,  1998,  (A) pay a dividend  or
                                    make a distribution  on its shares of Common
                                    Stock  in  shares  of  Common   Stock,   (B)
                                    subdivide  or  reclassify  its   outstanding
                                    Common  Stock  into  a  greater   number  of
                                    shares,  or (C)  combine or  reclassify  its
                                    outstanding  Common  Stock  into  a  smaller
                                    number  of  shares  or  otherwise  effect  a
                                    reverse split, the Maximum  Conversion Price
                                    in effect at the time of the record date for
                                    such  dividend  or  distribution  or of  the
                                    effective   date   of   such    subdivision,
                                    combination or reclassification shall be proportionately adjusted upward or downward, as the case may be. Such adjustment shall be made successively whenever any event listed in this Paragraph 3(c)(iv)(A) shall occur.

                           (2)              In   case   the    Company    shall,
                                    subsequent  to  December  21,  1998,   issue
                                    rights or  warrants  to all  holders  of its
                                    Common Stock entitling them to subscribe for
                                    or  purchase  shares  of  Common  Stock  (or
                                    securities convertible into Common Stock) at
                                    a price (or  having a  conversion  price per
                                    share) less than the current market price of
the Common Stock (as defined in Paragraph 3(c)(iv)(D) of this Debenture) on the record date mentioned below, the Maximum Conversion Price shall be adjusted so that the Maximum Conversion Price shall equal the price determined by multiplying the Maximum Conversion Price in effect immediately prior to the date of such issuance by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on the record date mentioned below plus the number of additional shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so offered (or the aggregate conversion price of the convertible securities so offered) would purchase at such current market price per share of the Common Stock, and the denominator of which shall be the number of shares of Common Stock outstanding on such record date plus the maximum number of additional shares of Common Stock offered for subscription or purchased (or into which the convertible securities so offered are convertible). Such adjustment shall be made successively whenever such rights or warrants are issued and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights or warrants; and to the extent that shares of Common Stock or securities convertible into Common Stock are not delivered after the expiration of such rights or warrants, the Maximum Conversion Price shall be readjusted to the Maximum Conversion Price which would then be in effect had the adjustments made upon the issuance of such rights or warrants been made upon the basis of delivery of only the number of shares of Common Stock (or securities convertible into Common Stock) actually delivered.

                           (3)      In case the  Company  shall,  subsequent  to
                           December 21, 1998, distribute to all holders of Common Stock evidences of its indebtedness or assets (excluding cash dividends or distributions paid out of current earnings and dividends or distributions referred to in Paragraph 3(c)(iv)(A) of this Debenture) or subscription rights or warrants (excluding those referred to in Paragraph 3(c)(iv)(B) of this Debenture), then in each such case the Maximum Conversion Price in effect thereafter shall be determined by multiplying the Maximum Conversion Price in effect immediately prior thereto by a fraction, of which the numerator shall be the total number of shares of Common Stock outstanding multiplied by the current market price per share of Common Stock (as defined in Paragraph 3(c)(iv)(D) of this Debenture), less the fair market value (as determined by the Company's Board of Directors) of said assets or evidences of indebtedness so distributed or of such rights or warrants, and of which the denominator shall be the total number of shares of Common Stock outstanding multiplied by such current market price per share of Common Stock. Such adjustment shall be made successively whenever such a record date is fixed. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date for the determination of stockholders entitled to receive such distribution.

                           (4) For the purpose of any computation under Paragraphs 3(c)(iv)(B) and (C) of this Debenture, the current market price per share of Common Stock at any date shall be deemed to be the average of the daily closing prices for ten (10) consecutive trading days commencing twenty (20) trading days before such date. The closing price for each day shall be the reported closing price on the principal national securities exchange or market on which the Common Stock is admitted to trading or listed, or if not listed or admitted to trading on any such exchange or such market or if there is no trading on any day in the computation period, the closing low bid price as reported by the Nasdaq Stock Market ("Nasdaq"), the National Quotation Bureau, Inc. or other similar organization, shall be used, or if such prices are not available, the fair market price as determined in good faith by the Board of Directors.

                  v.                In the  event  that,  during  any  five  (5)
                           trading day period during which a computation of the Current Market Price is being made, there is a record date for an event described in Paragraphs 3(c)(iv)(A), (B) or (C) of this Debenture, the closing bid price of the Common Stock for each day in such period which is prior to such record date shall be adjusted in the same manner as the Maximum Conversion Price.

         d.                         Reclassification,  Reorganization or Merger.
                           In case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the Company, or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with a Subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock or the class issuable upon conversion of this Debenture) or in case of any sale, lease or conveyance to another corporation of the property of the Company as an entirety, the Company shall, as a condition precedent to such transaction, cause effective provisions to be made so that the holder of this Debenture shall have the right thereafter by converting this Debenture, to purchase the kind and amount of shares of stock and other securities and property receivable upon such reclassification, capital reorganization and other change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock which might have been purchased upon conversion of this Debenture immediately prior to such reclassification, change, consolidation, merger, sale or conveyance. Any such provision shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Debenture. The foregoing provisions of this Paragraph 3(d) shall similarly apply to successive reclassifications, capital reorganizations and changes of shares of Common Stock and to successive consolidations, mergers, sales or conveyances. In the event that in connection with any such capital reorganization or reclassification, consolidation, merger, sale or conveyance, additional shares of Common Stock shall be issued in exchange, conversion, substitution or payment, in whole in part, for a security of the Company other than Common Stock, such transaction shall be treated as a reclassification or reorganization pursuant to this Paragraph 3(d).

         e.                         Fractional  Shares.  No fractional shares or
                           script representing fractional shares shall be issued upon the conversion of any Debentures. If, upon any full or partial conversion of this Debenture, the holder would, except for the provisions of this Paragraph 3(e), be entitled to receive a fractional share of Common Stock, then the Company shall pay the holder, at the time the shares of Common Stock are issued on such conversion, an amount equal to such fractional share multiplied by the then current value per share of Common Stock, determined as follows:

                  i.                If the Common  Stock is listed on a national
                           securities exchange or admitted to unlisted trading privileges on such exchange or listed for trading on Nasdaq or other automated quotation system which provides information as to the last sale price, the current value shall be the average of the reported last sale prices of one share of Common Stock on such exchange or system on the last trading days prior to the date of conversion, or if, on such date, no such sale is made on such day, the average of the closing bid and asked prices for such date on such exchange or system shall be used; or

                  ii.               If the  Common  Stock  is not so  listed  or
                           admitted to unlisted trading privileges, the current value shall be the mean the average of the reported last bid and asked prices of one share of Common Stock as reported by Nasdaq, the National Quotation Bureau, Inc. or other similar reporting service, on the trading day prior to the date of conversion; or

                  iii.              If the  Common  Stock  is not so  listed  or
                           admitted to unlisted trading privileges and bid and asked prices are not so reported, the current value of one share of Common Stock shall be an amount, not less than book value, determined in such reasonable manner as may be prescribed by the Board of Directors of the Company.

         f.                Right of Company to Redeem or Restrict Conversion.

                  i. At any time prior to the delivery by the holder of written notice of conversion, as provided in this Agreement, the Company shall have the right to exercise the Redemption Right, as hereinafter defined. Notice (the "Notice") of the exercise of the Redemption Right must be given by telephone, and confirmed by telecopier and by mail as provided in Paragraph 5(g) of this Debenture.

                  ii.               The Redemption Right shall mean the right of
                           the Company to redeem one or more of the outstanding Debentures at a redemption price equal to one hundred twenty percent (120%) of the principal amount of the Debenture plus accrued interest on such principal amount. Payment of such redemption price shall be made by certified or official bank check or by wire transfer in accordance with instructions from the holder of this Debenture. The redemption price shall be paid not later than the business day following the date on which the Company exercises the Redemption Right by giving Notice to the holder. The exercise of the Redemption Right on any occasion shall not affect the ability of the Company to exercise the Redemption Right on a subsequent occasion provided, however, that in the event that the Company fails to pay the Redemption Price on the date such payment is to be made pursuant to this Paragraph 3(f)(ii), then the right to redeem the Debentures shall terminate, and the Company shall have no right thereafter to redeem any Debentures or to restrict conversion of Debentures.


                                   ARTICLE 4.
     Filing of S-3 Registration Statement; Payment for Failure to Register.

         a.                         Not later than the  Registration  Date,  the
                           Company shall file a registration statement (the "Registration Statement") under the Securities Act of 1933, as amended (the "Securities Act") on Form S-3 covering the sale of the Conversion Shares by the holders thereof, and the Company will use its best efforts to have such registration statement declared effective as soon as possible thereafter. The Company shall take such steps to insure that the Registration Statement is current and effective until all of the Conversion Shares shall have been sold or until such time as all of the Conversion Shares issuable upon all of the Debentures may be sold without registration pursuant to Rule 144 of the Securities and Exchange Commission (the "Commission") or any similar subsequent rule without regard to volume limitations and filing requirements.

         b.                         The Company  recognizes  that its agreement
                           to have the Conversion Shares registered pursuant to the Securities Act was a material inducement for the holder of this Debenture to purchase this Debenture. Accordingly, if the Registration Statement is not declared effective by the Commission within seventy-five (75) days following the Registration Date (the "Default Date"), the Company shall pay the holder of this Debenture, as liquidated damages for such failure, the Registration Payment, as hereinafter defined.

         c.                         The  Registration  Payment  shall  mean  the
                           Applicable Percentage, as hereinafter defined, multiplied by the number of days between Registration Date and the date on which the Registration Statement is declared effective by the Commission. In making such computation, the Registration Date shall not be counted, and the date on which the Registration Statement is declared effective shall be counted.

         d.                         The   Applicable   Percentage   shall   mean
                           one-fifteenth of one percent (.066 2/3%) of the principal amount of the Debenture for each day after the Default Date that the Registration Statement has not been declared effective by the Commission.

         e.                         Payment of the Registration Payment shall be
                           made on the first day of each calendar month following the Registration Date, based on the amount accrued to the day prior to the date of such payment, except that the last payment shall be made within two
                           (2) business days after the effective date of the Registration Statement.

                                   ARTICLE 5.
                                  Miscellaneous

         a.                         Transferability. This Debenture shall not be
                           transferred except as provided in the Subscription Agreement and in a transaction exempt from registration pursuant to the Securities Act and applicable state securities law. The Company shall treat as the owner of this Debenture the person shown as the owner on its books and records.

         b.                         Right of Prepayment. Subject to the right of
                           the Company to exercise the Redemption Right, the Company may, but only with the written consent of the holder of this Debenture, prepay all, and not less than all, of the principal amount of this Debenture plus accrued interest, provided, that in the event that the Company elects to make such prepayment it shall offer to prepay all of the outstanding Debentures.

         c.                         Waiver  of  Trial  by  Jury.  In  any  legal
                           proceeding to enforce payment of this Debenture, the Company waives trial by jury, claims for offset and counterclaims, if any.

         d.                         Legal Fees.  In the event that the holder of
                           this Debenture engages counsel in connection with the administration or enforcement of this Debenture, the Company shall pay all reasonable legal fees and expenses incurred by the holder, regardless of whether an action has been commenced.

         e.                         Governing  Law.  This  Debenture   shall  be
                           governed by the laws of the State of New York applicable to agreement executed and to be performed wholly within such State without regard to principles of conflict of laws.

         f.                         Court  Jurisdiction.  The Company hereby (i)
                           consents to the exclusive jurisdiction of the United States District Court for the Southern District of New York and Supreme Court of the State of New York in the County of New York in any action relating to or arising out of this Debenture, (ii) agrees that any process in any such action may be served upon it, in addition to any other method of service permitted by law, by certified or registered mail, return receipt requested, or by an overnight courier service which obtains evidence of delivery, with the same full force and effect as if personally served upon him in New York City, and (iii) waives any claim that the jurisdiction of any such tribunal is not a convenient forum for any such action and any defense of lack of in personam jurisdiction with respect thereto.


         g.                         Notices.  Notice  to the  Company  shall  be
                           given to the Company at 75 West 200 South, Suite 350, Salt Lake City, Utah 84101, Attention: Mr. Michael Heil, CEO, telecopier (801) 322-1165, or to the holder at the address set forth on the Company's records, or to such other address as the Company or the holder may advise by hand delivery, certified or registered mail, return receipt requested, overnight courier service, or by telecopier if confirmation of receipt is given or of confirmation of transmission is sent by mail as herein provided.

         (h)                        Indemnification.   The  Company   agrees  to
                           indemnify and hold harmless the holder and each officer, director of the holder or person, if any, who controls the holder within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several (which shall, for all purposes of this Debenture, include, but not be limited to, all costs of defense and investigation and all attorneys' fees), to which the holder may become subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon the breach of any term of this Debenture. This indemnity agreement will be in addition to any liability which the Company may otherwise have.


         IN WITNESS WHEREOF, the Company has executed this Agreement as of the date and year first aforesaid.

                         CHEQUEMATE INTERNATIONAL, INC.

                                                          By:
                                                             -------------------
                                                             Michael Heil, CEO

                              NOTICE OF CONVERSION


                       [To be Signed Only Upon Conversion
                          of Part or All of Debentures]

                         CHEQUEMATE INTERNATIONAL, INC.

         The  undersigned,   the  holder  of  the  foregoing  Debenture,  hereby
surrenders such Debenture for conversion into shares of Common Stock of Chequemate International, Inc. to the extent of $ * unpaid principal amount of and interest due on such Debenture, and requests that the certificates for such shares be issued in the name of , and delivered to , whose address is .



DATED:




-----------------------------
         (Signature)

         (Signature must conform in all respects to name of holder as specified on the face of the Debenture.)

----------
* Insert here the unpaid principal amount of the Debenture (or, in the case of a partial conversion, the portion thereof as to which the Debenture is being converted). In the case of a partial conversion, a new Debenture will be issued and delivered, representing the unconverted portion of the unpaid principal amount of this Debenture, to or upon the order of the holder surrendering such Debenture.